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Exhibit 10.38


                FOURTH CONSENT AND AMENDMENT TO CREDIT AGREEMENT
                ------------------------------------------------


                  FOURTH CONSENT AND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 4, 1998, among AMERUS LIFE HOLDINGS, INC., an Iowa corporation (the "Borrower"), the various Banks from time to time party to the Credit Agreement referred to below (the "Banks"), BANK ONE, INDIANA, NA and ABN AMRO BANK, N.V., as Co-Arrangers (the "Co-Arrangers") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Credit Agreement.


                              W I T N E S S E T H:


                  WHEREAS, the Borrower, the Banks, the Co-Arrangers and the Administrative Agent are parties to a Credit Agreement, dated as of October 23, 1997 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

                  WHEREAS, the Borrower has requested the Banks' consent to effect the transactions described herein and has further requested that the Banks agree to amend the Credit Agreement as herein provided; and

                  WHEREAS, the Banks have consented to the transactions described herein and agreed to amend the Credit Agreement as herein provided subject to the terms and conditions set forth herein;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. Notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower may establish and administer an executive stock purchase program pursuant to which the Borrower shall offer to employees of the Borrower and its Subsidiaries the opportunity to purchase from the Borrower treasury shares of the Borrower's common stock using either personal funds of such employees or funds borrowed from a third-party financial institution, which loans may be guaranteed by the Borrower; provided that at no time shall the aggregate outstanding principal amount of loans guaranteed by the Borrower pursuant to this paragraph 1 exceed $25,000,000. In addition, so long as no Default or Event of Default exists or would result therefrom, notwithstanding anything to the contrary contained in the Credit Agreement, and in addition to any other funds available to the Borrower for such purpose, the Borrower may use the proceeds received from the employees pursuant to the common stock purchases described above in this paragraph 1, plus up to $30,000,000 in additional funds of the Borrower, to make purchases of its common stock and/or convertible equity units in the open market or otherwise.


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                  2. Section 7.03 of the Credit Agreement is hereby amended by
(i) deleting the word "and" after the semi-colon appearing at the end of clause
(q) thereof, (ii) replacing the period appearing at the end of clause (r) thereof with the word "; and" and (ii) inserting the following new clause (s) immediately following clause (r) thereof:

                  (s) Liens on property acquired pursuant to Permitted Transactions.

                  3. Section 9 of the Credit Agreement is hereby amended by deleting the definitions of "Capital Lease" and "Subsidiary" contained therein and inserting the following new definitions, respectively, in lieu thereof:

                  "Subsidiary" of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than a 50% equity or voting interest at the time. Unless otherwise expressly provided, all references to "Subsidiary" shall mean a Subsidiary of the Borrower, provided that, notwithstanding the foregoing provisions of this definition, any grantor trust or limited liability company established by the Borrower and/or its Subsidiaries in order to effectuate the lease/leaseback transaction with Linzer Elektrizitats-, Fernwarme- und Verkehrsbetriebe Aktiengesellschaft ("ESG") with respect to a cogeneration facility in Linz, Austria as described in the summary of terms and structure delivered to the Administrative Agent and the Banks prior to the Fourth Amendment Effective Date, and any trust or limited liability company formed by the Borrower and/or its Subsidiaries after the Fourth Amendment Effective Date to effectuate transactions with ESG or any other Person in which the Indebtedness of the Borrower and its Subsidiaries incurred in connection therewith is comprised solely of
         (x) obligations which are non-recourse to the Borrower or any of its Subsidiaries and (y) other obligations which are or will be 100% defeased by U.S. Government obligations (each such transaction, including the lease/leaseback with ESG, a "Permitted Transaction"), shall not constitute Subsidiaries for purposes of this Agreement.

                  "Capital Lease" as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is, or is required to be, accounted for as a capital lease on the balance sheet of such Person; provided that, notwithstanding the foregoing, "Capital Lease" shall not include any lease which is entered into solely to effect a Permitted Transaction.

                  4. Section 9 of the Credit Agreement is hereby further amended by inserting the following new definitions in appropriate alphabetical order:

                  "ESG" shall have the meaning provided in the definition of "Subsidiary".

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                  "Permitted Transaction" shall have the meaning provided in the definition of "Subsidiary".

                  5. Section 9 of the Credit Agreement is hereby further amended by inserting, immediately prior to clause (x) appearing in the proviso to the definition of "Indebtedness" appearing therein, the following new clause (w):

                  "(w) obligations of the Borrower or any of its Subsidiaries described in clauses (x) or (y) of the definition of "Subsidiary",

                  6. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (x) all representations and warranties contained in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the Fourth Amendment Effective Date (as defined below), both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (y) there exists no Default or Event of Default on the Fourth Amendment Effective Date, both before and after giving effect to this Amendment.

                  7. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any provision of the Credit Agreement or any other Credit Document except as expressly set forth herein.

                  8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  10. This Amendment shall become effective as of the date hereof on the date (the "Fourth Amendment Effective Date") when each of the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

                  11. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

                                      * * *


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                  IN WITNESS WHEREOF, the parties hereto have caused a
counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                             AMERUS LIFE HOLDINGS, INC.



                             By /s/ Michael G. Fraizer
                                ---------------------------------------------
                                Title: Senior Vice President
                                         & Controller/Tresurer



                             THE CHASE MANHATTAN BANK,
                               Individually and as Administrative Agent



                             By /s/ Peter Platten
                                ---------------------------------------------
                                Title: Vice President



                             BANK ONE, INDIANA, NA, Individually and as a
                               Co-Arranger



                             By /s/ Peter S. Little
                               ----------------------------------------------
                               Title: Vice President



                             ABN AMRO BANK N.V., Individually and as a
                               Co-Arranger



                             By /s/ Andres C. Haak
                                ---------------------------------------------
                                Name: Vice President and Director
                                Title:

                             BANK OF MONTREAL



                             By /s/ Robert C. Meyer
                                ---------------------------------------------
                                Title: Director



                             BANK OF TOKYO MITSUBISHI TRUST COMPANY



                             By
                                ---------------------------------------------
                                Title:



                             BANQUE NATIONALE DE PARIS



                             By /s/ Arnaud Collin de Bocage
                                ---------------------------------------------
                                Title: EVP and General Manager



                             CIBC INC.



                             By /s/ Gerald Girardi
                                ---------------------------------------------
                                Title: Executive Director
                                         CIBC Oppenheimer Corp., as agent





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                             DRESDNER BANK AG, NEW YORK
                               BRANCH AND GRAND CAYMAN
                               BRANCH



                             By
                                ---------------------------------------------
                                Name:
                                Title:


                                Name:
                                ---------------------------------------------
                                Title:



                             FIRST UNION NATIONAL BANK



                             By /s/ T. L. Stitchberry
                                ---------------------------------------------
                               Title: Senior Vice President



                             FLEET NATIONAL BANK



                             By /s/ David A. Bosselait
                                ---------------------------------------------
                                Title: Vice President



                             MELLON BANK, N.A.



                             By /s/ Kim A Daffinger
                                ---------------------------------------------
                                Title: Officer

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                             NATIONSBANK OF TEXAS, N.A.



                             By /s/ Debra Basler
                                ---------------------------------------------
                                Title: Assistant Vice President



                             NORWEST BANK IOWA, NATIONAL ASSOCIATION



                             By /s/ William C. Green, Jr.
                                ---------------------------------------------
                                Title: Vice President



                             ROYAL BANK OF CANADA



                             By /s/ V. Abdelmessih
                                ---------------------------------------------
                                Title: Senior Vice President



                             SUNTRUST BANK, CENTRAL FLORIDA,
                               NATIONAL ASSOCIATION



                             By
                                ---------------------------------------------
                                Title: